UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
April 24, 2025
Johnson & Johnson
(Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
 (Zip Code)
Registrant's telephone number, including area code:
732-524-0400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
2.700% Notes due February 2029	JNJ29B	New York Stock Exchange
3.200% Notes Due June 2032	JNJ32	New York Stock Exchange
3.050% Notes due February 2033	JNJ33B	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange
3.350% Notes Due June 2036	JNJ36A	New York Stock Exchange
3.350% Notes due February 2037	JNJ37B	New York Stock Exchange
3.550% Notes Due June 2044	JNJ44	New York Stock Exchange
3.600% Notes due February 2045	JNJ45	New York Stock Exchange
3.700% Notes due February 2055	JNJ55	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
D. Adamczyk notified the Company that he intends to retire from the Company’s Board of Directors in connection with an announcement on April 23rd that he will join Goldman Sachs as a Partner. The retirement will be effective May 31, 2025. His retirement is for personal reasons and not as a result of any disagreement with management on any matter relating to the Company’s operations, policies, or practices.

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a)    The 2025 Annual Meeting of Shareholders of the Company was held on April 24, 2025.
(b)    At the 2025 Annual Meeting of Shareholders, the shareholders:
•elected all 11 Director nominees named in the 2025 Proxy Statement to the Company’s Board of Directors;
•approved, on an advisory basis, the executive compensation philosophy, policies and procedures described in the “Compensation Discussion and Analysis” section of the 2025 Proxy Statement and the compensation of the Company’s executive officers named in the 2025 Proxy Statement, as disclosed therein;
•ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2025;
•did not approve the shareholder proposal for shareholder opportunity to vote on excessive golden parachutes; and
•did not approve the shareholder proposal to produce a human rights impact assessment.

The following are the final voting results for each of the five items voted on at the meeting.
1.    Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
D. Adamczyk	1,614,881,433	89,638,598	4,656,459	323,923,987
M. C. Beckerle	1,663,840,474	41,888,480	3,447,536	323,923,987
J. A. Doudna	1,666,450,029	39,271,173	3,455,288	323,923,987
J. Duato	1,575,244,633	130,077,890	3,853,967	323,923,987
M. A. Hewson	1,654,870,638	50,832,331	3,473,521	323,923,987
P. A. Johnson	1,667,900,558	37,823,371	3,452,561	323,923,987
H. Joly	1,650,666,053	54,388,932	4,121,505	323,923,987
M. B. McClellan	1,662,883,658	42,458,697	3,834,135	323,923,987
M. A. Weinberger	1,630,170,833	74,418,349	4,587,308	323,923,987
N. Y. West	1,660,661,956	45,083,907	3,430,627	323,923,987
E. A. Woods	1,635,362,502	69,986,075	3,827,913	323,923,987

2.    Advisory vote to approve named executive officer compensation (Say on Pay):

For	Against	Abstained	Non-Votes
1,559,332,581	142,483,900	7,360,009	323,923,987

3.    Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025:

For	Against	Abstained	Non-Votes
1,888,169,154	140,927,885	4,003,438	0

4.    Shareholder Proposal - shareholder opportunity to vote on excessive golden parachutes:

For	Against	Abstained	Non-Votes
92,601,525	1,609,744,641	6,830,324	323,923,987

5.    Shareholder Proposal - produce a human rights impact assessment:

For	Against	Abstained	Non-Votes
188,350,832	1,498,659,169	22,166,489	323,923,987

Item 9.01 Financial statements and exhibits
(d)    Exhibits.

Exhibit No.	Description of Exhibit
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 30, 2025

JOHNSON & JOHNSON
(Registrant)

By:	/s/ Marc Larkins
Marc Larkins Corporate Secretary